                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1999 between the Company and U S Bank Trust National Association, as Trustee of Home Equity Loan Trust 1999-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of November, 1999.

                                        CONSECO FINANCE CORP.


                                        BY: /s/ Phyllis A. Knight
                                            ------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                                                               [LOGO OF CONSECO]

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1999 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 1999-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1999 to October 31, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of November, 1999.

                                        CONSECO FINANCE CORP.


                                        BY: /s/ Phyllis A. Knight
                                            ---------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-C
                                               MONTHLY REPORT       OCTOBER 1999

                                    Distribution Date:         11/15/99
                                                        ------------------------
                                               CUSIP#       393505 2L5,2M3
                                                        ------------------------
                                                            2N1,2P6,2Q4,2R2
                                                        ------------------------
                                                              2S0,2T8,2U5
                                                        ------------------------
                                                              2V3,2W1,2X9
                                                        ------------------------
                                          Trust Account:       3337596-0
                                                        ------------------------


    1.   Amount Available (including Monthly Servicing Fee)                                                 $31,729,212.94
                                                                                                            --------------

    2.   Formula Principal Distribution Amount:

         (a)  Scheduled Principal                                                      $   915,086.49
                                                                                       --------------
         (b)  Principal Prepayments                                                     13,608,195.41
                                                                                       --------------
         (c)  Liquidated Loans                                                                   0.00
                                                                                       --------------
         (d)  Repurchases                                                                   95,600.00
                                                                                       --------------
         (e)  Previously undistributed (a)-(d) amounts                                           0.00
                                                                                       --------------
         (f)  Pre-Funded Fixed Rate Amount, if any
              (Post-Funding Payment Date)                                                        0.00
                                                                                       --------------
         (g)  minus portion of Group I ARM Formula Principal Distribution
              Amount described in clause (g) of FPDA definition                                  0.00
                                                                                       --------------

                                                 Total Principal                                            $14,618,881.90
                                                                                                            --------------

    3.   Group I ARM Formula Principal Distribution Amount (Group I FPDA):

         (a)  Scheduled Principal                                                      $   118,918.26
                                                                                       --------------
         (b)  Principal Prepayments                                                      2,988,071.17
                                                                                       --------------
         (c)  Liquidated Loans                                                                   0.00
                                                                                       --------------
         (d)  Repurchases                                                                  572,306.45
                                                                                       --------------
         (e)  Pre-Funded Group I ARM Amount, if any
              (Post-Funding Payment Date)                                                        0.00
                                                                                       --------------
         (f)  Portion of Group II ARM Formula Principal Distribution
              Amount described in clause (B)(v) of Group I FPDA
              definition                                                                         0.00
                                                                                       --------------
         (g)  Portion of the Senior Percentage of the FPDA described
              in clause (B)(vii) of Group I FPDA definition                                      0.00
                                                                                       --------------

                                                 Total Principal                                            $ 3,679,295.88
                                                                                                            --------------

    4.   Group II ARM Formula Principal Distribution Amount ("Group II FPDA"):

         (a)  Scheduled Principal                                                      $    47,700.16
                                                                                       --------------
         (b)  Principal Prepayments                                                      1,538,766.37
                                                                                       --------------
         (c)  Substituted Loans                                                                  0.00
                                                                                       --------------
         (d)  Repurchases                                                                  514,962.18
                                                                                       --------------
         (e)  Pre-Funded Group II ARM Amount, if any
                (Post-Funding Payment Date)                                                      0.00
                                                                                       --------------
         (f)  Portion of Group I FPDA described in clause B(v) of
              Group II FPDA definition

         (g)  Portion of Senior Percentage of FPDA described in
                clause (B)(vii) of Group II FPDA definition                                      0.00
                                                                                       --------------

                                                 Total Principal                                            $ 2,101,428.71
                                                                                                            --------------


                                      CERTIFICATES FOR HOME EQUITY LOANS 1999-C
                                             MONTHLY REPORT       OCTOBER 1999
                                                PAGE 2
                                    Distribution Date:        11/15/99
                                                       ------------------------
                                              CUSIP#       393505 2L5,2M3
                                                       ------------------------
                                                           2N1,2P6,2Q4,2R2
                                                       ------------------------
                                                             2S0,2T8,2U5
                                                       ------------------------
                                                             2V3,2W1,2X9
                                                       ------------------------
                                    Trust Account:            3337596-0
                                                       ------------------------


    5.   Senior Percentage                                                                                            100%
                                                                                                            --------------

    6.   Class B Percentage                                                                                             0%
                                                                                                            --------------

    7.   (a)  LIBOR                                                                                               5.40625%
                                                                                                            --------------
         (b)  Class A-1A ARM Pass-Through Margin (.26% or .52%)                                                      0.26%
                                                                                                            --------------
         (c)  Available Funds Pass-Through Rate                                                                   5.66625%
                                                                                                            --------------

    8.   (a)  LIBOR                                                                                               5.40625%
                                                                                                            --------------
         (b)  Class A-1B ARM Pass-Through Margin (.30% or .60%                                                       0.30%
                                                                                                            --------------
         (c)  Available Funds Pass-Through Rate                                                                   5.70625%
                                                                                                            --------------

    9.   Class A-6 IO Notional Principal Amount                                                             $60,000,000.00
                                                                                                            --------------

Class A Certificates
--------------------

      Interest

   10.   Aggregate Current Interest

         (a)  Class A-1A ARM Pass-through Rate                                               5.66625%
                                                                                             --------
              (a floating rate per annum equal to the lesser of (a) LIBOR plus the Class A-1A ARM Pass-Through Margin, or (b) the Available
              Funds Pass-Through Rate, but in no case more than 14.0%)

         (b)  Class A-1A ARM Interest                                                                       $ 1,169,905.75
                                                                                                            --------------
         (c)  Class A-1B ARM Pass-through Rate                                               5.70625%
                                                                                             --------
              (a floating rate per annum equal to the lesser of (a) LIBOR plus the Class A-1B ARM Pass-Through Margin, or (b) the Available
              Funds Pass-Through Rate, but in no case more than 14.0%)

         (d)  Class A-1B ARM Interest                                                                       $   474,939.81
                                                                                                            --------------
         (e)  Class A-1 Pass-through Rate                                                       5.99%
                                                                                                -----
         (f)  Class A-1 Interest                                                                            $ 1,204,224.35
                                                                                                            --------------
         (g)  Class A-2 Pass-through Rate                                                       6.67%
                                                                                                -----
         (h)  Class A-2 Interest                                                                            $ 1,171,418.75
                                                                                                            --------------
         (i)  Class A-3 Pass-through Rate                                                       6.77%
                                                                                                -----
         (j)  Class A-3 Interest                                                                            $   378,555.83
                                                                                                            --------------
         (k)  Class A-4 Pass-through Rate                                                       7.18%
                                                                                                -----
         (l)  Class A-4 Interest                                                                            $   460,267.92
                                                                                                            --------------
         (m)  Class A-5 Pass-through Rate                                                       7.12%
                                                                                                -----
         (n)  Class A-5 Interest                                                                            $   392,045.00
                                                                                                            --------------
         (o)  Class A-6 IO Pass-through Rate                                                   14.25%
                                                                                               ------
         (p)  Class A-6 IO Interest                                                                         $   712,500.00
                                                                                                            --------------

   11.   Amount applied to Unpaid Class A Interest Shortfall                                                $         0.00
                                                                                                            --------------

   12.   Remaining Unpaid Class A Interest Shortfall                                                        $         0.00
                                                                                                            --------------


                                      CERTIFICATES FOR HOME EQUITY LOANS 1999-C
                                             MONTHLY REPORT       OCTOBER 1999
                                                PAGE 3
                                    Distribution Date:        11/15/99
                                                       ------------------------
                                              CUSIP#       393505 2L5,2M3
                                                       ------------------------
                                                           2N1,2P6,2Q4,2R2
                                                       ------------------------
                                                             2S0,2T8,2U5
                                                       ------------------------
                                                             2V3,2W1,2X9
                                                       ------------------------
                                    Trust Account:            3337596-0
                                                       ------------------------


Class M-1 Certificates
----------------------

   13.   Amount Available less all preceding distributions                                                  $25,765,355.53
                                                                                                            --------------

      Interest on Class M-1 Adjusted Principal Balance

   14.   Class M-1 Adjusted Principal Balance                                                               $70,850,000.00
                                                                                                            --------------

   15.   Current Interest

         (a)  Class M-1 Pass-through Rate                                                       7.77%
                                                                                                -----
         (b)  Class M-1 Interest                                                                            $   458,753.75
                                                                                                            --------------

   16.   Amount applied to Unpaid Class M-1 Interest Shortfall                                              $         0.00
                                                                                                            --------------

   17.   Remaining Unpaid Class M-1 Interest Shortfall                                                      $         0.00
                                                                                                            --------------

Class M-2 Certificates
----------------------

   18.   Amount Available less all preceding distributions                                                  $25,306,601.78
                                                                                                            --------------

      Interest on Class M-2 Adjusted Principal Balance

   19.   Class M-2 Adjusted Principal Balance                                                               $70,200,000.00
                                                                                                            --------------

   20.   Current Interest

         (a)  Class M-2 Pass-through Rate                                                       8.36%
                                                                                                -----
              (floating rate equal to the Weighted Average Loan Rate,
              but in no event greater than 8.36%)

         (b)  Class M-2 Interest                                                                            $   489,060.00
                                                                                                            --------------

   21.   Amount applied to Unpaid Class M-2 Interest Shortfall                                              $         0.00
                                                                                                            --------------

   22.   Remaining Unpaid Class M-2 Interest Shortfall                                                      $         0.00
                                                                                                            --------------

Class B-1 Certificates
----------------------

   23.   Amount Available less all preceding distributions                                                  $24,817,541.78
                                                                                                            --------------


                                      CERTIFICATES FOR HOME EQUITY LOANS 1999-C
                                             MONTHLY REPORT       OCTOBER 1999
                                                PAGE 4
                                    Distribution Date:       11/15/99
                                                       ------------------------
                                              CUSIP#       393505 2L5,2M3
                                                       ------------------------
                                                           2N1,2P6,2Q4,2R2
                                                       ------------------------
                                                             2S0,2T8,2U5
                                                       ------------------------
                                                             2V3,2W1,2X9
                                                       ------------------------
                                    Trust Account:            3337596-0
                                                       ------------------------


      Interest on Class B-1 Adjusted Principal Balance

   24.   Class B-1 Adjusted Principal Balance                                                               $46,800,000.00
                                                                                                            --------------

   25.   Current Interest

         (a)  Class B-1 Pass-through Rate                                                       9.48%
                                                                                                -----
              (floating rate equal to the Weighted Average Loan Rate,
              but in no event greater than 9.48%)

         (b)  Class B-1 Interest                                                                            $   369,720.00
                                                                                                            --------------

   26.   Amount applied to Unpaid Class B-1 Interest Shortfall                                              $         0.00
                                                                                                            --------------

   27.   Remaining Unpaid Class B-1 Interest Shortfall                                                      $         0.00
                                                                                                            --------------

Class A Certificates
--------------------

   28.   Amount Available less all preceding distributions                                                  $24,447,821.78
                                                                                                            --------------

      Principal

   29.   Class A-5 Lockout Percentage for such Payment Date                                                          0.00%
                                                                                                            --------------

   30.   Class A Principal Distribution:

         (a)  Class A-1A ARM                                                                                $ 3,679,295.88
                                                                                                            --------------
         (b)  Class A-1B ARM                                                                                $ 2,101,428.71
                                                                                                            --------------
         (c)  Class A-5 Lockout Pro Rata Distribution Amount                                                $         0.00
                                                                                                            --------------
         (d)  Balance of Senior Percentage of Formula Principal                                             $         0.00
                                                                                                            --------------

   31.   Distribution Amount:

         (a)  Class A-1                                                                                     $14,618,881.90
                                                                                                            --------------
         (b)  Class A-2                                                                                     $         0.00
                                                                                                            --------------
         (c)  Class A-3                                                                                     $         0.00
                                                                                                            --------------
         (d)  Class A-4                                                                                     $         0.00
                                                                                                            --------------
         (e)  Class A-5                                                                                     $         0.00
                                                                                                            --------------
         (f)  Class A-1A ARM and A-1B ARM                                                                   $         0.00
                                                                                                            --------------


                                      CERTIFICATES FOR HOME EQUITY LOANS 1999-C
                                             MONTHLY REPORT       OCTOBER 1999
                                                PAGE 5
                                              CUSIP#       393505 2L5,2M3
                                                       ------------------------
                                                           2N1,2P6,2Q4,2R2
                                                       ------------------------
                                                             2S0,2T8,2U5
                                                       ------------------------
                                                             2V3,2W1,2X9
                                                       ------------------------
                                    Trust Account:            3337596-0
                                                       ------------------------


   32.   Class A Principal Balance:

         (a)  Class A-1A ARM Principal Balance                                                              $236,091,315.48
                                                                                                            ---------------
         (b)  Class A-1B ARM Principal Balance                                                              $ 94,554,520.57
                                                                                                            ---------------
         (c)  Class A-1 Principal Balance                                                                   $226,628,065.63
                                                                                                            ---------------
         (d)  Class A-2 Principal Balance                                                                   $210,750,000.00
                                                                                                            ---------------
         (e)  Class A-3 Principal Balance                                                                   $ 67,100,000.00
                                                                                                            ---------------
         (f)  Class A-4 Principal Balance                                                                   $ 76,925,000.00
                                                                                                            ---------------
         (g)  Class A-5 Principal Balance                                                                   $ 66,075,000.00
                                                                                                            ---------------

   33.   Amount, if any, by which Class A Formula Principal Distribution Amount
         exceeds the amount distributed pursuant to item (31)                                               $          0.00
                                                                                                            ---------------

Class M-1 Certificates
----------------------

   34.   Amount Available less all preceding distributions                                                  $  4,048,215.29
                                                                                                            ---------------

      Principal

   35.   Class M-1 Principal Distribution                                                                   $          0.00
                                                                                                            ---------------

   36.   Class M-1 Principal Balance                                                                        $ 70,850,000.00
                                                                                                            ---------------

   37.   Amount, if any, by which the amount in clause (c) of the Class M-1 Formula
         Distribution Amount exceeds the amount distributed pursuant to item (35)                           $          0.00
                                                                                                            ---------------

Class M-2 Certificates
----------------------

   38.   Amount Available less all preceding distributions                                                  $  4,048,215.29
                                                                                                            ---------------

      Principal

   39.   Class M-2 Principal Distribution                                                                   $          0.00
                                                                                                            ---------------

   40.   Class M-2 Principal Balance                                                                        $ 70,200,000.00
                                                                                                            ---------------

   41.   Amount, if any, by which the amount in clause (c) of the Class M-2 Formula
         Distribution Amount (the "Class M-2 Formula Principal Distribution Amount")
         exceeds the amount distributed pursuant to item (39)                                               $          0.00
                                                                                                            ---------------


                                      CERTIFICATES FOR HOME EQUITY LOANS 1999-C
                                             MONTHLY REPORT       OCTOBER 1999
                                                PAGE 6
                                    Distribution Date:        11/15/99
                                                       ------------------------
                                              CUSIP#       393505 2L5,2M3
                                                       ------------------------
                                                           2N1,2P6,2Q4,2R2
                                                       ------------------------
                                                             2S0,2T8,2U5
                                                       ------------------------
                                                             2V3,2W1,2X9
                                                       ------------------------
                                    Trust Account:            3337596-0
                                                       ------------------------


Class B Principal Distribution Tests
(tests must be satisfied on and after the Payment Date occurring in July 2002)

   42.   Average Sixty-Day Deliquency Ratio Test

         (a)  Sixty-Day Delinquency Ratio for current Payment Date                                                   1.14%
                                                                                                            --------------
         (b)  Average Sixty-Day Delinquency Ratio Test (must not exceed 20%
              of Sub-Pool HE Senior Subordination Percentage)                                                        0.75%
                                                                                                            --------------

   43.   Average Thirty-Day Delinquency Ratio Test

         (a)  Thirty-Day Delinquency Ratio for current Payment Date                                                  2.42%
                                                                                                            --------------
         (b)  Average Thirty-Day Delinquency Ratio Test ( arithmetic average of
              ratios for this month and two preceding months; may not exceed 12%)                                    1.84%
                                                                                                            --------------

   44.   Cumulative Realized Losses Test

         (a)  Cumulative Realized Losses for current Payment Date ( as a percentage
              of Cut-off Date Pool Principal Balance: may not exceed 7.5%.)                                          0.00%
                                                                                                            --------------

   45.   Current Realized Losses Test

         (a)  Current Realized Losses for current Payment Date                                              $         0.00
                                                                                                            --------------
         (b)  Current Realized Loss Ratio (total Realized Losses for most recent six months, multiplied by 2, divided by arithmetic average of Pool
              Scheduled Principal Balance for sixth preceding Payment Date and
              for current Payment Date; may not exceed 2.0%)                                                         0.00%
                                                                                                            --------------

   46.   Class B Principal Balance Test

         (a)  Class B Principal Balance divided by Pool scheduled Principal Balance
              for prior Payment Date (must equal or exceed 17.4%)                                                    9.18%
                                                                                                            --------------


                                      CERTIFICATES FOR HOME EQUITY LOANS 1999-C
                                             MONTHLY REPORT       OCTOBER 1999
                                                PAGE 7
                                    Distribution Date:        11/15/99
                                                       ------------------------
                                              CUSIP#       393505 2L5,2M3
                                                       ------------------------
                                                           2N1,2P6,2Q4,2R2
                                                       ------------------------
                                                             2S0,2T8,2U5
                                                       ------------------------
                                                             2V3,2W1,2X9
                                                       ------------------------
                                    Trust Account:            3337596-0
                                                       ------------------------

Class B-1 Certificates
----------------------

   47.   Amount Available less all preceding distributions                                                  $ 4,048,215.29
                                                                                                            --------------

      Principal

   48.   Class B-1 Principal Distribution                                                                   $         0.00
                                                                                                            --------------

   49.   Class B-1 Principal Balance                                                                        $46,800,000.00
                                                                                                            --------------

   50.   Amount, if any, by which the amount in clause (c) of the Class B-1 Formula
         Distribution Amount exceeds the amount distributed pursuant to item (48)                           $         0.00
                                                                                                            --------------

Class M-1 Certificates
----------------------

   51.   Amount Available less all preceding distributions                                                  $ 4,048,215.29
                                                                                                            --------------

      Liquidation Loss Interest

   52.   Class M-1 Formula Liquidation Loss Interest Distribution Amount                                    $         0.00
                                                                                                            --------------

   53.   Amount applied to Unpaid Class M-1 Liquidation Loss Interest Shortfall                             $         0.00
                                                                                                            --------------

   54.   Remaining Unpaid Class M-1 Liquidation Loss Interest Shortfall                                     $         0.00
                                                                                                            --------------

Class M-2 Certificates
----------------------

   55.   Amount Available less all preceding distributions                                                  $ 4,048,215.29
                                                                                                            --------------

      Liquidation Loss Interest

   56.   Class M-2 Formula Liquidation Loss Interest Distribution Amount                                    $         0.00
                                                                                                            --------------

   57.   Amount applied to Unpaid Class M-2 Liquidation Loss Interest Shortfall                             $         0.00
                                                                                                            --------------

   58.   Remaining Unpaid Class M-2 Liquidation Loss Interest Shortfall                                     $         0.00
                                                                                                            --------------

Class B-1 Certificates
----------------------

   59.   Amount Available less all preceding distributions                                                  $ 4,048,215.29
                                                                                                            --------------


                                      CERTIFICATES FOR HOME EQUITY LOANS 1999-C
                                             MONTHLY REPORT       OCTOBER 1999
                                                PAGE 8
                                    Distribution Date:        11/15/99
                                                       ------------------------
                                              CUSIP#       393505 2L5,2M3
                                                       ------------------------
                                                           2N1,2P6,2Q4,2R2
                                                       ------------------------
                                                             2S0,2T8,2U5
                                                       ------------------------
                                                             2V3,2W1,2X9
                                                       ------------------------
                                    Trust Account:            3337596-0
                                                       ------------------------


      Liquidation Loss Interest

   60.   Class B-1 Formula Liquidation Loss Interest Distribution Amount                                    $         0.00
                                                                                                            --------------

   61.   Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall                             $         0.00
                                                                                                            --------------

   62.   Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                                     $         0.00
                                                                                                            --------------

Class B-2 Certificates
----------------------

   63.   Amount Available less all preceding distributions                                                  $ 4,048,215.29
                                                                                                            --------------

      Interest

   64.   Current Interest

         (a)  Class B-2 Pass-through Rate                                                       9.95%
                                                                                                -----
              (floating rate equal to the Weighted Average Loan Rate,
              but in no event greater than 9.95%)

         (b)  Class B-2 Interest                                                                            $   549,737.50
                                                                                                            --------------

   65.   Amount applied to Unpaid Class B-2 Interest Shortfall                                              $         0.00
                                                                                                            --------------

   66.   Remaining Unpaid Class B-2 Interest shortfall                                                      $         0.00
                                                                                                            --------------

      Principal

   67.   Class B-2 Principal Distribution                                                                   $         0.00
                                                                                                            --------------

   68.   Class B-2 Guaranty Payment                                                                         $         0.00
                                                                                                            --------------

   69.   Class B-2 Principal Balance                                                                        $66,300,000.00
                                                                                                            --------------

   70.   Amount, if any, by which Class B2 Formula Distribution Amount plus
         Class B-2 Liquidation Loss Principal Amount exceeds Class B2
         Distribution Amount                                                                                $         0.00
                                                                                                            --------------

Class A-1A ARM Certificates
---------------------------

   71.   Amount Available less all preceding distributions                                                  $ 3,498,477.79
                                                                                                            --------------


                                      CERTIFICATES FOR HOME EQUITY LOANS 1999-C
                                             MONTHLY REPORT       OCTOBER 1999
                                                PAGE 9
                                    Distribution Date:        11/15/99
                                                       ------------------------
                                              CUSIP#       393505 2L5,2M3
                                                       ------------------------
                                                           2N1,2P6,2Q4,2R2
                                                       ------------------------
                                                             2S0,2T8,2U5
                                                       ------------------------
                                                             2V3,2W1,2X9
                                                       ------------------------
                                    Trust Account:            3337596-0
                                                       ------------------------


      Available Funds Cap Carryover

   72.   Class A-1A ARM Formula Available Funds Limitation Interest
         Distribution Amount                                                                                $            0.00
                                                                                                            -----------------

   73.   Amount applied to Unpaid Class A-1A ARM Available Funds
         Limitation Shortfall                                                                               $            0.00
                                                                                                            -----------------

   74.   Remaining Unpaid Class A1-A ARM Available Funds Limitation Shortfall                               $            0.00
                                                                                                            -----------------

      Class A-1B ARM Certificates
      ---------------------------

   75.   Amount Available less all preceding distributions                                                  $    3,498,477.79
                                                                                                            -----------------

      Available Funds Cap Carryover

   76.   Class A-1B ARM Formula Available Funds Limitation Interest
         Distribution Amount                                                                                $            0.00
                                                                                                            -----------------

   77.   Amount applied to Unpaid Class A-1B ARM Available Funds
         Limitation Shortfall                                                                               $            0.00
                                                                                                            -----------------

   78.   Remaining Unpaid Class A1-B ARM Available Funds Limitation Shortfall                               $            0.00
                                                                                                            -----------------

Class A, Class M, and Class B Certificates
------------------------------------------

   79.   Pool Scheduled Principal Balance                                                                   $1,232,273,901.68
                                                                                                            -----------------

         (a)  Fixed Rate Loans                                                                              $  901,628,065.63
                                                                                                            -----------------
         (b)  Group I Adjustable Rate Loans                                                                 $  236,091,315.48
                                                                                                            -----------------
         (c)  Group II Adjustable Rate Loans                                                                $   94,554,520.57
                                                                                                            -----------------

   80.   Pool Factors

         (a)  Class A-1A ARM Pool Factor                                                                            .94436526
                                                                                                            -----------------
         (b)  Class A-1B ARM Pool Factor                                                                            .94554521
                                                                                                            -----------------
         (c)  Class A-1 Pool Factor                                                                                 .82410206
                                                                                                            -----------------
         (d)  Class A-2 Pool Factor                                                                                1.00000000
                                                                                                            -----------------
         (e)  Class A-3 Pool Factor                                                                                1.00000000
                                                                                                            -----------------
         (f)  Class A-4 Pool Factor                                                                                1.00000000
                                                                                                            -----------------
         (g)  Class A-5 Pool Factor                                                                                1.00000000
                                                                                                            -----------------
         (h)  Class M-1 Pool Factor                                                                                1.00000000
                                                                                                            -----------------
         (i)  Class M-2 Pool Factor                                                                                1.00000000
                                                                                                            -----------------
         (j)  Class B-1 Pool Factor                                                                                1.00000000
                                                                                                            -----------------
         (k)  Class B-2 Pool Factor                                                                                1.00000000
                                                                                                            -----------------


                                      CERTIFICATES FOR HOME EQUITY LOANS 1999-C
                                             MONTHLY REPORT       OCTOBER 1999
                                               PAGE 10
                                    Distribution Date:        11/15/99
                                                       ------------------------
                                              CUSIP#       393505 2L5,2M3
                                                       ------------------------
                                                           2N1,2P6,2Q4,2R2
                                                       ------------------------
                                                             2S0,2T8,2U5
                                                       ------------------------
                                                             2V3,2W1,2X9
                                                       ------------------------
                                    Trust Account:            3337596-0
                                                       ------------------------

   81.   Loans Delinquent:

         Fixed Rate

         (a)  31-59 days                               12,437,829.00          207
                                                 -------------------      ------------
         (b)  60-89 days                                3,421,685.00          71
                                                 -------------------      ------------
         (c)  90 or more days                             778,988.00          18
                                                 -------------------      ------------

         Group I Adjustable Rate

         (a)  31-59 days                                2,991,502.00          38
                                                 -------------------      ------------
         (b)  60-89 days                                  864,039.00          10
                                                 -------------------      ------------
         (c)  90 or more days                               8,872.00           1
                                                 -------------------      ------------

         Group II Adjustable Rate

         (a)  31-59 days                                  255,494.00           3
                                                 -------------------      ------------
         (b)  60-89 days                                   46,237.00           1
                                                 -------------------      ------------
         (c)  90 or more days                                   0.00           0
                                                 -------------------      ------------

   82.   Principal Balance of Defaulted Loans

         (a)  Fixed Rate                                                                                    $ 7,207,125.65
                                                                                                            --------------
         (b)  Group I Adjustable Rate                                                                       $   509,669.60
                                                                                                            --------------
         (c)  Group II Adjustable Rate                                                                      $ 1,269,088.73
                                                                                                            --------------

   83.   Number of Liquidated Loans and Net Liquidated Loss

         Fixed Rate                                                                    #      0             $         0.00
                                                                                       --------------       --------------
         Group I Adjustable Rate                                                       #      0             $         0.00
                                                                                       --------------       --------------
         Group II Adjustable Rate                                                      #      0             $         0.00
                                                                                       --------------       --------------

   84.   Number of Loans Remaining

         Fixed Rate                                                                                            15,009
                                                                                                            --------------
         Group I Adjustable Rate                                                                                2,288
                                                                                                            --------------
         Group II Adjustable Rate                                                                                714
                                                                                                            --------------

   85.   Pre-Funded                                                                                         $         0.00
                                                                                                            --------------

         Pre-Funded Fixed Rate Amount                                                                       $         0.00
                                                                                                            --------------
         Pre-Funded Group I ARM Amount                                                                      $         0.00
                                                                                                            --------------
         Pre-Funded Group II ARM Amount                                                                     $         0.00
                                                                                                            --------------


                                      CERTIFICATES FOR HOME EQUITY LOANS 1999-C
                                             MONTHLY REPORT       OCTOBER 1999
                                               PAGE 11
                                    Distribution Date:        11/15/99
                                                       ------------------------
                                              CUSIP#       393505 2L5,2M3
                                                       ------------------------
                                                           2N1,2P6,2Q4,2R2
                                                       ------------------------
                                                             2S0,2T8,2U5
                                                       ------------------------
                                                             2V3,2W1,2X9
                                                       ------------------------
                                    Trust Account:            3337596-0
                                                       ------------------------


Company
-------

   86.   Monthly Servicing Fee                                                                              $   521,947.30
                                                                                                            --------------

Company
-------

   87.   Class B-2 Guaranty Fee                                                                             $ 2,976,530.49
                                                                                                            --------------

Class C Subsidiary Certificates
-------------------------------

   88.   Class C Subsidiary residual payment                                                                $         0.00
                                                                                                            --------------

Class C Master Certificates
---------------------------

   89.   Class C Master Distribution Amount                                                                 $         0.00
                                                                                                            --------------


Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 224-0444 with any questions regarding this Statement or your Distribution.